__________

SHARE PURCHASE AGREEMENT

Among each of:

THE SHAREHOLDERS OF MAGNUS MINERALS OY

And:

FINMETAL MINING LTD.

Finmetal Mining Ltd.
Suite 700, One Executive Place, 1816 Crowchild Trail N.W.,
Calgary, Alberta, Canada, T2M 3Y7

__________

SHARE PURCHASE AGREEMENT

                      THIS SHARE PURCHASE AGREEMENT is made and dated and fully executed on this 6th day of February, 2007 (the "Execution Date").

AMONG EACH OF:

THE UNDERSIGNED SHAREHOLDERS OF MAGNUS MINERALS OY,

William Karvinen, 870 Jumbo Rd., Wahnapitae, Ontario, Canada, P0M 3C0
Alf Björklund, Knuutinlaakso 7, FIN-02400, Kyrkslätt, Finland
Erik Karvinen, 134 Hyland Drive, Sudbury, Ontario, Canada, P3E 1R6
Carl Löfberg, Tammelankatu 20 B 44, FIN-33500, Tampere, Finland
Peter Löfberg Kiviaidankatu 2 B, FIN-33250, Tampere, Finland
Mika Vihavainen, Lapinniemenranta 12 B 156, FIN-33180, Tampere, Finland
Sami Siiskonen, Dunckerinkatu 2 B 19, FIN-00260, Helsinki, Finland
Leif Enberg, Sandviksvägen 36, FIN-66210, Molpe, Finland
Esa Partanen, Vartiokuja 1 E 41, FIN-20700, Turku, Finland
Hopeahelmi Investment Oy, Tammelankatu 20 B 44, FIN-33500, Tampere, Finland
Kristina Karvinen, 345 Baywood Drive, Winterville, NC 28590, USA
Anna Björklund, Säterigatan 7 B 23, FIN-02600, Esbo, Finland
Stina Forsberg, Trebygränden 2 B 4, FIN-02420, Jorvas, Finland
Simon Björklund, Fjärdingsvägen 2 A 11, FIN-02230, Esbo, Finland
Fredrik Björklund, Knutsdalen 7, FIN-02400, Kyrkslätt, Finland
Klara Vodicka, 134 Hyland Drive, Sudbury, Ontario, Canada, P3E 1R6
Leyla Löfberg, Tammelankatu 20 B 44, FIN-33500, Tampere, Finland
Henrik Löfberg, Pyynikintori 8 B 20, FIN-33230, Tampere, Finland

(each a "Vendor" and, collectively, the "Vendors");

OF THE FIRST PART

AND:

FINMETAL MINING LTD., a company incorporated under the laws of the State of Nevada , U.S.A. and having an address for notice and delivery located at Suite 700, One Executive Place, 1816 Crowchild Trail N.W., Calgary, Alberta, Canada, T2M 3Y7

(the "Purchaser");

OF THE SECOND PART

(each of the Vendors, the Purchaser being hereinafter singularly also referred to as a "Party" and collectively referred to as the "Parties" as the context so requires).

Article 1
DEFINITIONS

1.1                    Definitions. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:

(a)       "Agreement" means this "Share Purchase Agreement" as entered into among the Vendors, and the Purchaser herein, together with any amendments thereto and any Schedules as attached thereto;

(b)       "Commission" means the United States Securities and Exchange Commission;

(c)       "Company" means Magnus Minerals Oy, a company incorporated under the laws of Finland, or any successor company, however formed, whether as a result of merger, amalgamation or other action;

(d)       "Company's Financial Statements" has the meaning ascribed to it in section "5.1" hereinbelow;

(e)       "Defaulting Party" and "Non-Defaulting Party" have the meanings ascribed to them in section "11.1" hereinbelow;

(f)       "Execution Date" means the actual date of the complete execution of this Agreement and any amendment thereto by all Parties hereto as set forth on the front page of this Agreement;

(g)       "Indemnified Party" and "Indemnified Parties" have the meanings ascribed to them in section "11.1" hereinbelow;

(h)       "Parties" or "Party" means, respectively, the Vendors and the Purchaser hereto, as the case may be, together with their respective successors and permitted assigns as the context so requires;

(i)       "Power of Attorney" has the meaning ascribed to it in section "8.3" hereinbelow;

(j)       "Purchased Shares" has the meaning ascribed to it in section "2.1" hereinbelow;

(k)       "Purchase Period" has the meaning ascribed to it in section "2.5" hereinbelow;

(l)       "Purchase Price" has the meaning ascribed to it in section "3.1" hereinbelow;

(m)      "Purchase Price Payments" has the meaning ascribed to it in section "3.1" hereinbelow;

(n)       "Purchase Price Shares" has the meaning ascribed to it in section "3.1" hereinbelow;

(o)       "Purchaser" means Finmetal Mining Ltd., a company incorporated pursuant to the laws of the State of Nevada, U.S.A., or any successor company, however formed, whether as a result of merger, amalgamation or other action;

1.2                    Schedules. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following shall represent the Schedules and Exhibits which are attached to this Agreement and which form a material part hereof:

Schedule	Description of Schedule
Schedule "A":	Company's Mineral Property Concessions;
Schedule "B":	Company's Material Contracts;
Schedule "C":	Company's List of Bank Accounts etc.;
Schedule "D":	Company's Trade Register Extract;

Article 2
SUBJECT MATTER OF THE AGREEMENT

2.1            The Purchaser agrees to buy, and the Vendors agree to sell, 39 400 shares ("The Purchased Shares") of Magnus Minerals Oy ("The Company"). Each Vendor will sell shares to the Purchaser according to the following schedule:

Vendor	Total Magnus Minerals Oy shares owned	%-ownership of Magnus Minerals Oy	**Magnus Minerals Oy Shares sold**
William Oliver Karvinen	36 250	27,60 %	**10 875**
Alf Björklund	32 500	24,75 %	**9 750**
Erik William Karvinen	23 750	18,08 %	**7 125**
Carl Löfberg	17 500	13,32 %	**5 250**
Peter Löfberg	3 750	2,86 %	**1 125**
Mika Vihavainen	2 000	1,52 %	**600**
Sami Siiskonen	1 500	1,14 %	**450**
Leif Enberg	1 500	1,14 %	**450**
Esa Partanen	1 333	1,01 %	**400**
Hopeahelmi Investment Oy	1 250	0,95 %	**375**
Kristina Helena Karvinen	1 250	0,95 %	**375**
Anna Björklund	1 250	0,95 %	**375**
Stina Forsberg	1 250	0,95 %	**375**
Simon Björklund	1 250	0,95 %	**375**
Fredrik Björklund	1 250	0,95 %	**375**
Klara Vodicka	1 250	0,95 %	**375**
Leyla Löfberg	1 250	0,95 %	**375**
Henrik Löfberg	1 250	0,95 %	**375**
TOTAL	131 333	100,00 %	**39 400**

The total 39 400 shares out of the Company's total of 131 333 shares outstanding represent 30,00% of the Company's shares outstanding.

Article 3
PURCHASE PRICE

3.1            Purchase Price. As summarized in the schedule below, the total Purchase Price of the 39400 shares is EUR 14 735 815, which is paid partly in cash, partly in common shares of the Purchaser ("Purchase Price Shares"):

(a)     5 967 000 EUR shall be paid in cash. Each individual Vendor shall be paid EUR 150 in cash per one Company share, with the following exception: Vendors Vihavainen, Siiskonen, Enberg and Partanen shall be paid EUR 180 per share.

(b)     The rest shall be paid by an issue of a total of 8 000 000 Purchase Price Shares, each valued at USD 1,42, as determined by the market closing price on February 6th 2007, and hereby converted as EUR 1,096101891 each at an exchange rate of USD/EUR 1,2955.

3.2          Asset transfer tax. The Parties agree that, with the completion of the acquisition by the Purchaser from the Vendors of any of the Purchased Shares under this agreement, the Purchaser will be liable to the applicable Regulatory Authority in Finland to pay a 1.6 percent (1.6%) asset transfer tax in accordance with applicable law in Finland. This obligation will continue with the Purchaser during and after the continuance of this Agreement without any recourse to any Vendor.

3.3            Payment Date. The Purchaser shall pay and cause to effect the purchase price, including both cash and Purchase Price Shares, by March 31st 2007 ("Payment Date") to each individual Vendor.

Article 4
TRANSFER OF TITLE

4.1            The ownership and title to the 39400 Purchased Shares will be transferred to the Purchaser from the Vendors when the Purchase price has been paid in full.

Article 5
REPRESENTATIONS, WARRANTIES AND COVENANTS
BY THE VENDORS

5.1            Each of the Vendors warrants to the Purchaser that, to the best of the knowledge, information and belief of each of the Vendors, after having made due inquiry:

(a)       the Vendors have the power and capacity to own and dispose of the Purchased Shares;

(b)       there will be no shares in the capital of the Company issued or allotted or agreed to be issued or allotted to any persons or entities other than the Vendors herein;

(c)       the Vendors have good and marketable title to and are the legal, registered and beneficial owners of all of the Purchased Shares;

(d)       there are no actions, suits, proceedings or investigations (whether or not purportedly against or on behalf of any of the Vendors or the Company), pending or threatened, which may affect, without limitation, the rights of the Vendors to transfer any of the Purchased Shares to the Purchaser at law or in equity, or before or by any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and, without limiting the generality of the foregoing, there are no claims or potential claims under any relevant family relations legislation or other equivalent legislation affecting the Purchased Shares. In addition, the Vendors and the Company are not now aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success;

(e)       the Purchased Shares are validly issued and outstanding and fully paid and non-assessable and are free and clear of actual liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever other than restrictions that may be imposed by applicable securities laws;

(f)       no other person, firm or corporation has any agreement, option or right capable of becoming an agreement for the purchase of any of the Purchased Shares;

(g)       no dividend or other distribution by the Company will be declared, paid or authorized up to and including the final Payment Date hereunder, and the Company has not and has not committed itself to confer upon, or pay to or to the benefit of, any entity, any benefit having monetary value, any bonus or any salary increases except in the normal course of its business;

(h)       the Vendors acknowledge and agree that the Purchase Price Shares have not been and will not be qualified or registered under the any federal or state securities laws of the United States and, as such, the Vendors may be restricted from selling or transferring such Purchase Price Shares under applicable law;

(i)       each of the Vendors realizes that the sale of the Purchased Shares in exchange, in part, for the Purchase Price Shares forming part of the Purchase Price, will be a highly speculative investment and that each of the Vendors is able, without impairing each of the Vendor's respective financial conditions, to hold the Purchase Price Shares for an indefinite period of time and to suffer a complete loss on their investment. In addition, the Vendors have such knowledge and experience in financial and business matters that the Vendors are capable of evaluating the merits and risks of the prospective investment, and the Vendors have not received, nor have the Vendors requested or do the Vendors require to receive, any offering memorandum or a similar document describing the business and affairs of the Purchaser in order to assist the Vendors in entering into this Agreement and in consummating the transactions contemplated herein;

(j)       the Vendors have not received, nor have any of the Vendors requested or do any of the Vendors require to receive, any offering memorandum or a similar document describing the business and affairs of the Purchaser in order to assist the Vendors in entering into this Agreement and in consummating the transactions contemplated herein;

(k)       each of the Vendors has conducted, to its satisfaction, an independent investigation and verification of the financial condition, results of operations, assets, liabilities, properties and projected operations of the Purchaser and, in making its determination to proceed with the transactions contemplated by this Agreement, each of the Vendors has relied on the results of its own independent investigation and verification and the representations and warranties of the Purchaser expressly and specifically set forth in this Agreement. Such representations and warranties by the Purchaser constitute the sole and exclusive representations and warranties of the Purchaser to the Company and the Vendors in connection with the transactions contemplated hereby, and each of the Vendors understands, acknowledges and agrees that all other representations and warranties of any kind or nature expressed or implied (including any relating to the future or historical financial condition, results of operations, assets or liabilities of the Purchaser or the quality, quantity or condition of the assets of the Purchaser) are specifically disclaimed by the Purchaser. The Purchaser does not make or provide, and the Vendors hereby waive, any warranty or representation, express or implied, as to the quality, merchantability, fitness for a particular purpose, conformity to samples, or condition of the Purchaser's respective assets or any part thereto;

(l)       to the actual knowledge, information and belief of each of the Vendors, the execution of this Agreement, except as set forth on the Company's Disclosure Schedule, the completion of the transactions contemplated hereby and the performance of and compliance with the terms hereof does not and will not:

(i)       conflict with or result in a breach of or violate any of the terms, conditions or provisions of the certificate of incorporation, bylaws or similar organizational documents of either of the Company or the Vendors;

(ii)      conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any court or governmental authority, domestic or foreign, to which either of the Company or any of the Vendors is subject, or constitute or result in a default under any agreement, contract or commitment to which either of the Company or any of the Vendors is a party;

(iii)     give to any party the right of termination, cancellation or acceleration in or with respect to any material agreement, contract or commitment to which either of the Company or any of the Vendors is a party; or

(iv)      constitute a default by either of the Company or any of the Vendors, or any event which, with the giving of notice or lapse of time or both, might constitute an event of default, under any agreement, contract, indenture or other instrument relating to any indebtedness of the Company or any of the Vendors which would give any party to that agreement, contract, indenture or other instrument the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture or other instrument;

(m)      except for the mineral property concessions which are set forth in Schedule "A" attached hereto and which form a material part hereof, the Company is not party to or bound by any other material contract, whether oral or written, other than the contracts and agreements as set forth in Schedule "B" which is attached hereto and which forms a material part hereof;

(n)       as to the contracts listed in Schedule "B" which is attached hereto:

(i)       each such contract is in full force and effect;

(ii)      no material default exists in respect thereof on the part of either the Company or any other party thereto;

(iii)     neither the Vendors nor the Company is aware of any intention on the part of any other party thereto to terminate or materially alter any such contract;

(o)       Schedule "C" which is attached hereto and which forms a material part hereof is a true and complete list showing the name of each bank, trust company or similar institution in which the Company has accounts or safety deposit boxes, the identification numbers of each such account or safe deposit box, the names of all persons authorized to draw therefrom or to have access thereto and the number of signatories required on each account. In addition, Schedule "C" also includes a list of all non-bank account numbers, codes and business numbers used by the Company for the purposes of remitting tax, dues, assessments and other fees;

(p)       the Company's first completed and consolidated audited Company's Financial Statements are to be delivered to the Purchaser before the Payment date and they are to be true and correct in every respect and present fairly the financial position of the Company as at its most recently completed financial period and the results of its operations for the period then ended in accordance with generally accepted accounting principles on a basis consistently applied;

(q)       the Company's Financial Statements and the books and records of the Company are true and correct in every material respect, were prepared in accordance with generally accepted accounting principles and fairly reflect the Company's Business, property, the Company's Assets and the financial position of the Company as at the date of the Company's Financial Statements and any such books and records and the results of the operations for the period then ended, and there have been no adverse changes in the Company's Business or affairs of the Company since the date of the Company's Financial Statements and any such books and records;

(r)       the Company has initiated a formal inquiry on its own behalf to clarify the value added tax (VAT) practices related to the transfer of mineral concession rights in Finland and thus ensure it follows generally accepted principles in relation to the matter;

(s)       since the end of the most recent financial period covered by the Company's Financial Statements:

(i)      there has not been any material adverse change in the financial position or condition of the Company or any damage, loss or other change in circumstances materially affecting the Company's Business or properties or the Company's right or capacity to carry on business;

(ii)      the Company has not waived or surrendered any right of material value;

(iii)     the Company has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business; and

(iv)      the Company's Business has been carried on in the ordinary course;

(t)       except as otherwise provided for herein, the Vendors and the Company have not retained, employed or introduced any broker, finder or other person who would be entitled to a brokerage commission or finder's fee arising out of the transactions contemplated hereby;

(u)       save and except as set forth in the Company's Financial Statements, neither the Vendors, nor any directors, officers or employees of the Company, are now indebted or under obligation to the Company on any account whatsoever other than in the ordinary course of business;

(v)       all material transactions of the Company and including, without limitation, all directors' and shareholders' resolutions, have been promptly and properly recorded or filed in or with its books and records;

(w)       the Vendors have the full authority and capacity required to enter into this Agreement and to perform their respective obligations hereunder;

(x)       the Company will, for a period of at least five business days prior to the Payment Date during normal business hours:

(i)       make available for inspection by the counsel, auditors and representatives of the Purchaser, at such location as is appropriate, all of the Company's books, records, contracts, documents, correspondence and other written materials, and afford such persons every reasonable opportunity to make copies thereof and take extracts therefrom at the sole cost of the Purchaser; provided such persons do not unduly interfere in the operations of the Company;

(ii)      authorize and permit such persons at the risk and the sole cost of the Purchaser, and only if such persons do not unduly interfere in the operations of the Company, to attend at all of its respective places of business and operations to observe the conduct of its business and operations, inspect its properties and assets and make physical counts of its inventories, shipments and deliveries; and

(iii)     require the Company's management personnel to respond to all reasonable inquiries concerning the Company's Business and assets or the conduct of its business relating to its liabilities and obligations;

(y)       the Vendors and the Company will give to the Purchaser, within at least five business days prior to the Payment Date, by written notice, particulars of:

(i)       each occurrence within the Vendors' and the Company's knowledge after the Execution Date of this Agreement that, if it had occurred before the Execution Date, would have been contrary to any of the Vendors' or the Company's respective representations or warranties contained herein; and

(ii)      each occurrence or omission within the Vendors' and the Company's knowledge after the Execution Date that constitutes a breach of any of the Vendors' or the Company's respective covenants contained in this Agreement;

(z)       except for the representations and warranties contained in this Agreement (including the Company's Disclosure Schedule), neither the Vendors nor the Company make any express or implied representation or warranty, and the Vendors and the Company hereby disclaim any such representation or warranty with respect to the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement;

(aa)     neither this Agreement nor any other document, certificate or statement furnished to the Purchaser by or on behalf of any of the Vendors or the Company in connection with the transactions contemplated hereby knowingly or negligently contains any untrue or incomplete statement of material fact or omits to state a material fact necessary in order to make the statements therein not misleading which would likely affect the decision of the Purchaser to enter into this Agreement; and

(ab)     the Vendors and the Company are not aware of any fact or circumstance which has not been disclosed to the Purchaser which should be disclosed in order to prevent the representations and warranties contained in this section from being misleading or which would likely affect the decision of the Purchaser to enter into this Agreement.

5.2                   Liability of the Vendors. If the Vendors are in breach of this Agreement arising out of or resulting from any breach of representation or warranty made by the Vendors or the Company under section 5.1 above, then the Vendors shall, subject to the provisions of this section, fully indemnify the Purchaser such breach by making a compensation of an amount corresponding to the deficiency or cost or direct loss, damage or expense incurred by the Vendors or the Company as a direct result of such breach. For the avoidance of doubt, the Vendors shall not be liable for any indirect or consequential loss, damage or costs and in no event shall the compensation payable by the Vendors hereunder exceed one third (1/3) of the cash component of the purchase price, which constitutes the Vendors' maximum liability for compensation under this Agreement on whatever ground.

The Vendors' liability shall be additionally limited as follows:

(a)       No claim may be made if the claim is based on facts or circumstances which the Purchaser, or its advisors, knew or should have known based on the information disclosed or otherwise available to it;

(b)       No compensation shall be made by the Vendors due to a breach of this Agreement, unless the total amount of claims, which the Purchaser may make in this respect under this Agreement, amounts to or exceeds EUR 50,000. If such claims amount to EUR 50,000 in the aggregate, the compensation shall be made for the whole amount of such claims. No individual claim which is less than EUR 5,000 shall be taken into account.

(c)       No claim shall be brought later than one (1) year from the Execution Date of this Agreement.

The Purchaser shall as soon as practicable, but in no event later than sixty (60) days from the date it became aware of the circumstances giving rise to a claim, give notice thereof to the Vendors, accompanying by all relevant particulars thereof specifying the nature of the breach and the amount claimed in respect thereof, if known.

Article 6
WARRANTIES, REPRESENTATIONS AND COVENANTS BY THE PURCHASER

6.1            In order to induce each of the Vendors to enter into this Agreement, the Purchaser represents and warrants that, to the best of the knowledge, information and belief of the Purchaser (and for the purposes of the following warranties, representations and covenants "Purchaser" shall mean the Purchaser and any subsidiary of the Purchaser, if any, as the context so requires):

(a)       the Purchaser is duly incorporated under the laws of its jurisdiction of incorporation, is validly existing and is in good standing with respect to all statutory filings required by the applicable corporate laws;

(b)       the Purchaser has the requisite power, authority and capacity to own and use all of its business assets and to carry on its business as presently conducted by it;

(c)       this Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as enforcement may be limited by laws of general application affecting the rights of creditors;

(d)       the authorized capital of the Purchaser consists of 100,000,000 common shares, with a par value of U.S. $0.001 per common share. All of the outstanding shares of capital stock or other equity interest of the Purchaser are duly authorized, validly issued, fully paid and non-assessable;

(e)       all of the issued and outstanding shares of the Purchaser are listed and posted for trading on the OTCBB and the Purchaser is in compliance in all material respects with all of its requirements of the OTCBB, the Securities Act, the United States Securities Exchange Act of 1934, as amended (again, the "1934 Act") and any rules and regulations promulgated thereunder by the United States Securities and Exchange Commission (again, the "Commission");

(f)       all registration statements, reports and proxy statements filed by the Purchaser with the Commission, and all registration statements, reports and proxy statements required to be filed by the Purchaser with the Commission, will have been filed by the Purchaser under the 1934 Act, will have been filed in all material respects in accordance with the requirements of the 1934 Act and the rules and regulations thereunder and no such registration statements, reports or proxy statements will have contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(g)       the Purchaser will allot and issue the Purchase Price Shares on the Payment Date of the Purchase as fully paid and non-assessable in the capital of the Purchaser free and clear of all Liens, other than hold periods or other restrictions imposed under applicable securities legislation;

(h)       except as otherwise provided for herein, the Purchaser has not retained, employed or introduced any broker, finder or other person who would be entitled to a brokerage commission or finder's fee arising out of the transactions contemplated hereby;

(i)       no dividend or other distribution by the Purchaser has been made, declared or authorized since its incorporation, nor will any be declared, paid or authorized up to and including Payment Date of the Purchase, and the Purchaser will not commit itself to confer upon, or pay to or to the benefit of, any entity, any benefit having monetary value, any bonus or any salary increases except in the normal course of its business;

(j)       except as set forth in the Purchaser's Disclosure Schedule, there are no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending or, to the best of the knowledge, information and belief of the Purchaser, threatened against or affecting the Purchaser at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency;

(k)       except as set forth in the Purchaser's Disclosure Schedule, the Purchaser is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which apply to it;

(l)       except as set forth in the Purchaser's Disclosure Schedule, the Purchaser will have not experienced, nor will the Purchaser be aware of, any occurrence or event which has had, or might reasonably be expected to have, a materially adverse affect on the Purchaser's business or on the results of its operations;

(m)      except as set forth in the Purchaser's Disclosure Schedule, none of directors, officers or employees of the Purchaser prior to Payment are indebted or under obligation to the Purchaser on any account whatsoever;

(n)       the shares in the capital of the Purchaser will not be subject to or affected by any actual or, to the best of the knowledge, information and belief of the Purchaser, after making due inquiry, pending or threatened cease trade, compliance or denial of use of exemptions orders of, or action, investigation or proceeding by or before, any securities regulatory authority, court, administrative agency or other tribunal;

(o)       the Purchaser understands that all books, records and documents of the Company relating to this investment have been and remain available for inspection by the Purchaser. The Company has offered all information available for the Purchaser for inspection. The Purchaser confirms that all documents requested by the Purchaser have been made available, and that The Purchaser has been supplied with all of the additional information concerning this investment that has been requested;

(p)       the Purchaser's representatives have had free access which they have used, to discuss the areas described in Schedule "A" with the Company's geologists and understand the geological risks and the legal status of the claiming process for these properties;

(q)       if the Company's auditor KPMG Finland approves the Company's Financial Statements for the financial year ending December 31st 2006 without any substantial remarks the Purchaser agrees to discharge the managing director and the board members of the Company from liability;

(r)       the Purchaser has had access to all technical information and information about all mineral property interests owned and applied for by the Company and listed in Schedule "A" prior to entering into this agreement. The purchaser and its technical team has had the opportunity to meet and discuss all matters regarding the Company and all technical information and information about all mineral property interests owned and applied for by the Company including but not limited to property information and the status of the reservation and claiming process with the Company's representatives from January 22nd to January 26th 2007 in Vancouver. The Purchaser's technical experts attending have been Robert Horn, Robert Van Tassell, Dr. Hugh Squair and Robert Cathro;

(s)       the Purchaser acknowledges that all non-written information presented by the Vendors and/or the Company is uniform to written material provided by the Vendors and/or the Company;

(t)       the Purchaser is familiar with the Finnish mining law and mining act and understands the status of the exploration concessions and exploration concession applications described in Schedule "A" and acknowledges that the Vendors nor the Company give any warranties on the value or economic exploitability of these concessions or concession applications;

(u)       the Purchaser has entered into this agreement solely based on its own opinion and judgment, after a careful evaluation of the information mentioned in the previous paragraph;

(v)        The Purchaser has such knowledge and experience in financial and business matters that they are capable of an evaluation of the merits and risks of this investment;

(w)       The Purchaser is aware that an investment in the Company is highly speculative and subject to substantial risks. The Purchaser is capable of bearing the high degree of economic risk and burdens of the agreement, including, but not limited to, the possibility of a complete loss, the lack of a public market and limited transferability of the Shares;

(x)       the Purchaser has conducted, to its satisfaction, an independent investigation and verification of the financial condition, results of operations, assets, liabilities, properties and projected operations of the Company and, in making its determination to proceed with the transactions contemplated by this Agreement, the Purchaser has relied on the results of its own independent investigation and verification and the representations and warranties of the Company and the Vendors expressly and specifically set forth in this Agreement. Such representations and warranties by the Company constitute the sole and exclusive representations and warranties of the Company and the Vendors to the Purchaser in connection with the transactions contemplated hereby, and the Purchaser understands, acknowledges and agrees that all other representations and warranties of any kind or nature expressed or implied (including any relating to the future or historical financial condition, results of operations, assets or liabilities of the Company or the quality, quantity or condition of the assets of the Company) are specifically disclaimed by the Company and the Vendors. The Company and the Vendors do not make or provide, and the Purchaser hereby waives, any warranty or representation, express or implied, as to the quality, merchantability, fitness for a particular purpose, conformity to samples, or condition of the Company's assets or any part thereto;

(y)       in connection with the Purchaser's investigation of the Company, the Purchaser has received from or on behalf of the Company or the Vendors certain projections and estimates. The Purchaser acknowledges that there are uncertainties inherent in attempting to make such estimates, projections and other forecasts and plans, that the Purchaser is familiar with such uncertainties, that the Purchaser is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, projections and other forecasts and plans so furnished to it (including the reasonableness of the assumptions underlying such estimates, projections and forecasts), and that the Purchaser shall have no claim against the Vendors with respect thereto. Accordingly, neither the Company nor the Vendors make any representations or warranties whatsoever with respect to such estimates, projections and other forecasts and plans (including the reasonableness of the assumptions underlying such estimates, projections and forecasts). The Purchaser agrees that none of the Vendors nor any other person will have or be subject to any liability to the Purchaser or any other person resulting from the distribution to the Purchaser, or the Purchaser's use of, any information regarding the Company or its business, and any information, document or material made available to the Purchaser or its affiliates in any "data rooms," management presentations or any other form in expectation of the transactions contemplated by this Agreement;

(z)       the Purchaser is not aware of any court order which restricts or prevents the issuance by the Purchaser of any shares from treasury;

(aa)     save and except as set forth in the Purchaser's Disclosure Schedule, the Purchaser holds or has applied for all permits, licenses, consents and authorities issuable by any federal, state, regional or municipal government or agency thereof which are necessary or desirable in connection with its operations;

(ab)     the most recently completed audited and unaudited consolidated financial statements of the Purchaser (collectively, the "Purchaser's Financial Statements") are true and correct in every respect and present fairly the financial position of the Purchaser as at its most recently completed financial period and the results of its operations for the period then ended in accordance with generally accepted accounting principles on a basis consistently applied;

(ac)     save and except as set forth in the Purchaser's Disclosure Schedule, the Purchaser's Financial Statements and the books and records of the Purchaser are true and correct in every material respect, were prepared in accordance with generally accepted accounting principles and fairly reflect the business, property, assets and financial positions of the Purchaser as at the date of the Purchaser's Financial Statements and any such books and records and the results of its operations for the periods then ended, and there have been no adverse changes in the business or affairs of the Purchaser since the date of the Purchaser's Financial Statements and any such books and records;

(ad)     save and except as set forth in the Purchaser's Disclosure Schedule, the Purchaser has good and marketable title to all of its assets, properties and interests in properties, real and personal, including those reflected in the Purchaser's Financial Statements or which have been acquired since the date of the latest Purchaser's Financial Statements (except for those which have been transferred, sold or otherwise disposed of in the ordinary or normal course of business), free and clear of all encumbrances, and none of the Purchaser's assets or properties is in the possession of or under the control of any other person;

(ae)     except for the representations and warranties contained in this Agreement (including the Purchaser's Disclosure Schedule), the Purchaser does not make any further express or implied representation or warranty, and the Purchaser hereby disclaims any such representation or warranty with respect to the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement;

(af)     neither this Agreement nor any other document, certificate or statement furnished to the any of the Vendors by or on behalf of the Purchaser in connection with the transactions contemplated hereby knowingly or negligently contains any untrue or incomplete statement of material fact or omits to state a material fact necessary in order to make the statements therein not misleading which would likely affect the decision of the Vendors to enter into this Agreement; and

(ag)     the Purchaser is not aware of any fact or circumstance which has not been disclosed to the Vendors which should be disclosed in order to prevent the representations and warranties contained in this section from being misleading or which would likely affect the decision of the Vendors to enter into this Agreement.

6.2            Liability of the Purchaser. If the Purchaser is in breach of this Agreement arising out of or resulting from any breach of representation or warranty made by the Purchaser under section 6.1 above, then the Purchaser shall, subject to the provisions of this section, fully indemnify the Vendors such breach by making a compensation of an amount corresponding to the deficiency or cost or direct loss, damage or expense incurred by the Vendors or the Company as a direct result of such breach. For the avoidance of doubt, the Purchaser shall not be liable for any indirect or consequential loss, damage or costs and in no event shall the compensation payable by the Purchaser hereunder exceed one third (1/3) of the cash component of the purchase price, which constitutes the Purchaser's maximum liability for compensation under this Agreement on whatever ground.

The Purchaser's liability shall be additionally limited as follows:

(d)       No claim may be made if the claim is based on facts or circumstances which the Vendors, or their advisors, knew or should have known based on the information disclosed or otherwise available to it;

(e)       No compensation shall be made by the Purchaser due to a breach of this Agreement, unless the total amount of claims, which the Vendors may make in this respect under this Agreement, amounts to or exceeds EUR 50,000. If such claims amount to EUR 50,000 in the aggregate, the compensation shall be made for the whole amount of such claims. No individual claim which is less than EUR 5,000 shall be taken into account.

(f)       No claim shall be brought later than one (1) year from the Execution Date of this Agreement.

The Vendors shall as soon as practicable, but in no event later than sixty (60) days from the date they became aware of the circumstances giving rise to a claim, give notice thereof to the Purchaser, accompanying by all relevant particulars thereof specifying the nature of the breach and the amount claimed in respect thereof, if known.

Article 7
ADDITIONAL CONDITIONS OF THE AGREEMENT

7.1                   Sale of certain Company assets. The Parties agree that the following assets of the Company may, at the sole and absolute discretion and direction of the Vendors be sold, transferred and assigned at fair market value for the Company in the following manner and, without limitation, to such arms' length or non-arm's length purchasers as the Vendors may decide:

(a)       Any interest which the Company may presently hold in and to the following six mineral property interests which are located in Finland: the Alpua 1 and 2, the Kuuhkamo, the Kangasjarvi, the Savia 1 - 8, the Salo-Issakka and the Vuohtojoki. The net tangible value of these mineral property interests, together with their mineral potential is not fully known to the Company at this time; however, their expected and aggregate purchase price is presently estimated at approximately EUR 504 000.

(b)       The Company's existing 11.72 percent (11.72%; 18 667 shares of 159 300 outstanding) interest in and to Attu Zinc Oy. The net tangible value of this shareholding interest is not fully known to the Company at this time; however, the expected and aggregate purchase price is presently estimated at approximately EUR 466 675.

7.2                   Options to buy the remaining shares of the Company from the Vendors. Each of the Vendors grants two separate options for the Purchaser to buy their remaining shares in the Company according to the schedule below:

(a)       The First Option: a total of 27 586 shares, representing a further 21% of Company shares outstanding. The total purchase price of the First Option is EUR 5 005 380; each individual Vendor shall be paid EUR 180 per one Company share, with the following exceptions: Vendors Vihavainen, Siiskonen, Enberg and Partanen shall be paid EUR 210 per share. The First Option must be exercised on or before December 31st 2007.

(b)       The Final Option: a total of 64 347 shares, representing a further 49% of Company shares outstanding. The total purchase price of the Final Option is EUR 11 997 285; each individual Vendor shall be paid EUR 185 per one Company share, with the following exceptions: Vendors Vihavainen, Siiskonen, Enberg and Partanen shall be paid EUR 215 per share. The Final Option must be exercised on or before March 31st 2009.

7.3                   The Purchaser is not bound in any way to exercise the options.

7.4                   If the Purchaser chooses to exercise either or both of the options, it must notify the Vendors 10 business days in advance. If either of the options is exercised, the Vendors agree to sign a separate formal share transfer agreement where the Purchaser agrees to pay the relevant purchase price within 14 business days from the date of exercising the option to the bank accounts of each individual Vendor and the Vendors agree to agree to other reasonable terms presented by the Purchaser in relation to the exercise of the options and the separate Share Purchase Agreement.

7.5                   Asset transfer tax. Upon the exercise of either of the Options, the Purchaser will be liable to the applicable Regulatory Authority in Finland to pay a 1.6 percent (1.6%) asset transfer tax in accordance with applicable law in Finland. This obligation will continue with the Purchaser during and after the continuance of this Agreement without any recourse to any Vendor.

Article 8
ASSIGNMENT, VARIATIONS AND POWER OF ATTORNEY

8.1                   Assignment. Save and except as provided herein, no Party hereto may sell, assign, pledge or mortgage or otherwise encumber all or any part of its respective interest herein without the prior written consent of all the other Parties hereto.

8.2                   Amendment. This Agreement and any provision thereof may only be amended in writing and only by duly authorized signatories of each of the respective Parties hereto.

8.3                        Power of Attorney on behalf of the Vendors. In order to better provide for the administration and completion of each of the transactions which are contemplated by the terms and conditions of this Agreement, each Vendor does hereby make, constitute and appoint Carl Lofberg, a Vendor and the Managing Director of the Company, or such other present or future director or officer of the Company as Mr. Lofberg may appoint in writing, and in his sole and absolute discretion, in his time(s) of absence (the "Attorney"), as such Vendor's true and lawful Attorney for such Vendor and in such Vendor's name, place and stead and for the sole purpose and power of specifically doing all acts and executing all deeds, resolutions, documents, matters and things and including, without limitation, any agreement supplemental thereto, which may be necessary to be done in such Vendor's place and stead and in order to complete all of transactions on such Vendor's behalf which may be required under the terms and conditions of this Agreement (the "Power of Attorney"). In this regard the within Power of Attorney for each particular Vendor shall be effective from the Execution Date of this Agreement and shall continue in full force and effect until the earlier of either the Payment Date or the termination of the within purchase and sale.

8.4                   Corrections and amendments to be made by Attorney. Without in any manner whatsoever limiting the Power of Attorney granted to the Attorney by each Vendor as set forth immediately hereinabove, the Vendors hereby also specifically authorize the Attorney to correct any errors in, to complete any information missing from and to make any amendments to this Agreement, together with any and all other documents, resolutions and instruments as may be necessary, in the opinion of Attorney, acting reasonably, to complete all of the transactions contemplated by terms and conditions of this Agreement.

8.5                   Variation in the terms of this Agreement upon review. It is hereby acknowledged and agreed by each of the Parties hereto that where any variation in the terms and/or conditions of this Agreement is reasonably required by any of the Regulatory Authorities as a condition of their respective Regulatory Approval to any of the terms and conditions of this Agreement, any such reasonable variation, having first been notified to all Parties, will be deemed to be accepted by each of the Parties hereto and form part of the terms and conditions of this Agreement. If any such Party, acting reasonably, deems any such notified variation unreasonable, that Party may, in its sole and absolute discretion, and within a period of not greater than 10 calendar days from its original notification and at its cost, make such further applications or submissions to the relevant Regulatory Authority as it considers necessary in order to seek an amendment to any such variation; provided, however, that the final determination by any such Regulatory Authority to any such application or submission by such objecting Party will be deemed binding upon such Party who must then provide notification to all other Parties as provided for hereinabove.

Article 9
FORCE MAJEURE

9.1                   Events. If any Party hereto is at any time prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its respective obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay.

9.2                   Notice. A Party shall, within seven calendar days, give notice to the other Parties of each event of force majeure under section "9.1" hereinabove, and upon cessation of such event shall furnish the other Parties with notice of that event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.

Article 10
DISPUTE RESOLUTION

10.1                 Matters for Arbitration. If any dispute arises out of or relates to this Agreement, or the breach, termination or validity thereof, or actions taken or not taken hereunder the Parties agree to submit the dispute to a sole mediator selected by the Parties or, at any time at the option of a Party, to mediation by the Arbitration Institute of the Central Chamber of Commerce of Finland (AICCCF) (www.arbitration.fi). If not thus resolved, then the dispute shall be finally settled in accordance with the rules of the AICCCF by a single arbitrator assigned by the AICCCF. The place of arbitration is Tampere, Finland and the arbitration process shall be governed by the rules of AICCCF and Finnish law.

Article 11
DEFAULT AND CANCELLATION

11.1                 Default. The Parties hereto agree that if any Party hereto is in default with respect to any of the provisions of this Agreement (herein called the "Defaulting Party"), the Non-Defaulting Party shall give notice to the Defaulting Party designating such default, and within 10 calendar days after its receipt of such notice, the Defaulting Party shall either:

(a)       cure such default, or commence proceedings to cure such default and prosecute the same to completion without undue delay; or

(b)       give the Non-Defaulting Party notice that it denies that such default has occurred and that it is submitting the question to arbitration as herein provided.

11.2                 Arbitration. If arbitration is sought, a Party shall not be deemed in default until the matter shall have been determined finally by appropriate arbitration.

11.3                 Curing the Default. If:

(a)       the default is not so cured or the Defaulting Party does not commence or diligently proceed to cure the default; or

(b)       arbitration is not so sought; or

(c)       the Defaulting Party is found in arbitration proceedings to be in default, and fails to cure it within five calendar days after the rendering of the arbitration award,

the Non-Defaulting Party may, by written notice given to the Defaulting Party at any time while the default continues, terminate the interest of the Defaulting Party in and to this Agreement.

11.4                 Cancellation. In addition to the foregoing it is hereby acknowledged and agreed by the Parties hereto that this Agreement can be cancelled by the Purchaser prior to the Payment Date in the event that:

(a)       the Vendors warranties are proven to be substantially untruthful in a way which would have in an independent third party's opinion affected the Purchasers willingness materially to enter into this agreement;

(b)       the Company's book closing and audit for the year ending December 31st 2006 is not approved by the Auditor of the Company, KPMG Finland;

(c)       the Company's book closing show some substantial liabilities in excess of one third of the Purchase Price that have not been disclosed to the Purchaser and which in an independent third party's opinion would have affected the Purchasers willingness materially to enter into this agreement;

and in such event this Agreement will be cancelled and be of no further force and effect.

In addition to the foregoing it is hereby acknowledged and agreed by the Parties hereto that this Agreement can be cancelled by the Vendors, or by each individual Vendor on an individual basis, in the event that:

(a)       the Purchaser fails to pay the total Purchase Price including cash and the Purchase Price Shares by the Payment Date; and further fails to pay within 10 days of given written notice;

and in such event this Agreement will be cancelled and be of no further force and effect.

Article 12
NOTICE

12.1                 Notice. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail deposited in a post office addressed to the Party entitled to receive the same, or delivered to such Party, at the address for such Party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the third calendar day after the same shall have been so mailed, or 15 calendar days in the case of an addressee with an address for service in a country other than a country in which the Party giving the notice, demand or other communication resides, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.

12.2                 Change of address. Any Party may at any time and from time to time notify the other Parties in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

Article 13
GENERAL PROVISIONS

13.1                 Entire agreement. This Agreement constitutes the entire agreement to date between the Parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties hereto with respect to the subject matter of this Agreement and including, without limitation, the Purchase Agreement.

13.2                 Enurement. This Agreement will enure to the benefit of and will be binding upon the Parties hereto, their respective heirs, executors, administrators and assigns.

13.3                 Schedules. The Schedules to this Agreement are hereby incorporated by reference into this Agreement in its entirety.

13.4                 Representation and costs. It is hereby acknowledged by each of the Parties hereto that Lang Michener LLP, Lawyers - Patent & Trade Mark Agents, act solely for the Purchaser, and, correspondingly, that each of the Vendors and the Company have been required by each of Lang Michener LLP and the Purchaser to obtain independent legal advice with respect to their respective reviews and execution of this Agreement.

13.5                 Applicable law. The situs of this Agreement is Tampere, Finland, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in Finland.

13.6                 Further assurances. The Parties hereto hereby, jointly and severally, covenant and agree to forthwith, upon request, execute and deliver, or cause to be executed and delivered, such further and other deeds, documents, assurances and instructions as may be required by the Parties hereto or their respective counsel in order to carry out the true nature and intent of this Agreement.

13.7                 Invalid provisions. If any provision of this Agreement is at any time unenforceable or invalid for any reason it will be severable from the remainder of this Agreement and, in its application at that time, this Agreement will be construed as though such provision was not contained herein and the remainder will continue in full force and effect and be construed as if this Agreement had been executed without the invalid or unenforceable provision.

13.8                 Currency. Unless otherwise stipulated, all payments required to be made pursuant to the provisions of this Agreement and all money amount references contained herein are in the European Currency, EUR, €.

13.9                 Severability and construction. Each Article, section, paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to any of the Parties hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).

13.10              Captions. The captions, section numbers, Article numbers and Schedule numbers appearing in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.

13.11              Counterparts. This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary and, if required, by facsimile, each of which so signed being deemed to be an original, and such counterparts together shall constitute one and the same instrument and, notwithstanding the date of execution, will be deemed to bear the Execution Date as set forth on the front page of this Agreement.

13.12              Consents and waivers. No consent or waiver expressed or implied by either Party hereto in respect of any breach or default by any other Party in the performance by such other of its obligations hereunder shall:

(a)       be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;

(b)       be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;

(c)       constitute a general waiver under this Agreement; or

(d)       eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.

                      IN WITNESS WHEREOF each of the Parties hereto has hereunto set its seal by the hand of its duly authorized signatory as of the Execution Date as set forth on the front page of this Agreement.

SIGNED, SEALED and DELIVERED by
WILLIAM OLIVER KARVINEN,
a Vendor herein, in the presence of:

_______________________________
Witness Signature

_______________________________
Witness Address

_______________________________
Witness Name and Occupation

) ) ) ) ) ) ) ) ) ) ) )	Number of Purchased Shares: 10875 _______________________________ WILLIAM OLIVER KARVINEN

SIGNED, SEALED and DELIVERED by
ALF BJORKLUND,
a Vendor herein, in the presence of:

_______________________________
Witness Signature

_______________________________
Witness Address

_______________________________
Witness Name and Occupation

) ) ) ) ) ) ) ) ) ) ) )	Number of Purchased Shares: 9750 _______________________________ ALF BJORKLUND

SIGNED, SEALED and DELIVERED by
ERIK WILLIAM KARVINEN,
a Vendor herein, in the presence of:

_______________________________
Witness Signature

_______________________________
Witness Address

_______________________________
Witness Name and Occupation

) ) ) ) ) ) ) ) ) ) ) )	Number of Purchased Shares: 7125 _______________________________ ERIK WILLIAM KARVINEN

SIGNED, SEALED and DELIVERED by
CARL LOFBERG,
a Vendor herein, in the presence of:

_______________________________
Witness Signature

_______________________________
Witness Address

_______________________________
Witness Name and Occupation

) ) ) ) ) ) ) ) ) ) ) )	Number of Purchased Shares: 5250 _______________________________ CARL LOFBERG

SIGNED, SEALED and DELIVERED by
PETER LOFBERG,
a Vendor herein, in the presence of:

_______________________________
Witness Signature

_______________________________
Witness Address

_______________________________
Witness Name and Occupation

) ) ) ) ) ) ) ) ) ) ) )	Number of Purchased Shares: 1125 _______________________________ PETER LOFBERG

SIGNED, SEALED and DELIVERED by
MIKA VIHAVAINEN,
a Vendor herein, in the presence of:

_______________________________
Witness Signature

_______________________________
Witness Address

_______________________________
Witness Name and Occupation

) ) ) ) ) ) ) ) ) ) ) )	Number of Purchased Shares: 600 _______________________________ MIKA VIHAVAINEN

SIGNED, SEALED and DELIVERED by
SAMI SIISKONEN,
a Vendor herein, in the presence of:

_______________________________
Witness Signature

_______________________________
Witness Address

_______________________________
Witness Name and Occupation

) ) ) ) ) ) ) ) ) ) ) )	Number of Purchased Shares: 450 _______________________________ SAMI SIISKONEN

SIGNED, SEALED and DELIVERED by
LEIF ENBERG,
a Vendor herein, in the presence of:

_______________________________
Witness Signature

_______________________________
Witness Address

_______________________________
Witness Name and Occupation

	) ) ) ) ) ) ) ) ) ) ) )	Number of Purchased Shares: 450 _______________________________ LEIF ENBERG

SIGNED, SEALED and DELIVERED by
ESA PARTANEN,
a Vendor herein, in the presence of:

_______________________________
Witness Signature

_______________________________
Witness Address

_______________________________
Witness Name and Occupation

	) ) ) ) ) ) ) ) ) ) ) )	Number of Purchased Shares: 400 _______________________________ ESA PARTANEN
The COMMON SEAL of HOPEAHELMI INVESTMENT OY, a Vendor herein, was hereunto affixed in the presence of: _______________________________ Authorized Signatory	) ) ) ) ) ) )	Number of Purchased Shares: 375 (C/S)

SIGNED, SEALED and DELIVERED by
KRISTINA HELENA KARVINEN,
a Vendor herein, in the presence of:

_______________________________
Witness Signature

_______________________________
Witness Address

_______________________________
Witness Name and Occupation

	) ) ) ) ) ) ) ) ) ) ) )	Number of Purchased Shares: 375 _______________________________ KRISTINA HELENA KARVINEN

SIGNED, SEALED and DELIVERED by
ANNA BJORKLUND,
a Vendor herein, in the presence of:

_______________________________
Witness Signature

_______________________________
Witness Address

_______________________________
Witness Name and Occupation

) ) ) ) ) ) ) ) ) ) ) )	Number of Purchased Shares: 375 _______________________________ ANNA BJORKLUND

SIGNED, SEALED and DELIVERED by
STINA FORSBERG,
a Vendor herein, in the presence of:

_______________________________
Witness Signature

_______________________________
Witness Address

_______________________________
Witness Name and Occupation

) ) ) ) ) ) ) ) ) ) ) )	Number of Purchased Shares: 375 _______________________________ STINA FORSBERG

SIGNED, SEALED and DELIVERED by
SIMON BJORKLUND,
a Vendor herein, in the presence of:

_______________________________
Witness Signature

_______________________________
Witness Address

_______________________________
Witness Name and Occupation

) ) ) ) ) ) ) ) ) ) ) )	Number of Purchased Shares: 375 _______________________________ SIMON BJORKLUND

SIGNED, SEALED and DELIVERED by
FREDERIK BJORKLUND,
a Vendor herein, in the presence of:

_______________________________
Witness Signature

_______________________________
Witness Address

_______________________________
Witness Name and Occupation

) ) ) ) ) ) ) ) ) ) ) )	Number of Purchased Shares: 375 _______________________________ FREDERIK BJORKLUND

SIGNED, SEALED and DELIVERED by
KLARA VODICKA,
a Vendor herein, in the presence of:

_______________________________
Witness Signature

_______________________________
Witness Address

_______________________________
Witness Name and Occupation

) ) ) ) ) ) ) ) ) ) ) )	Number of Purchased Shares: 375 _______________________________ KLARA VODICKA

SIGNED, SEALED and DELIVERED by
LEYLA LOFBERG,
a Vendor herein, in the presence of:

_______________________________
Witness Signature

_______________________________
Witness Address

_______________________________
Witness Name and Occupation

) ) ) ) ) ) ) ) ) ) ) )	Number of Purchased Shares: 375 _______________________________ LEYLA LOFBERG

SIGNED, SEALED and DELIVERED by
HENRIK LOFBERG,
a Vendor herein, in the presence of:

_______________________________
Witness Signature

_______________________________
Witness Address

_______________________________
Witness Name and Occupation

) ) ) ) ) ) ) ) ) ) ) )	Number of Purchased Shares: 375 _______________________________ HENRIK LOFBERG

Regarding the statements made on behalf of the Company, Magnus Minerals, we, the board of directors of the Company verify the statements to be true;
MAGNUS MINERALS OY,

_______________________________
Authorized Signatory of board members

) ) ) ) ) ) ) )

The COMMON SEAL of FINMETAL MINING LTD., the Purchaser herein, was hereunto affixed in the presence of: _______________________________ Authorized Signatory	) ) ) ) ) ) )	(C/S)

__________